EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
SARBANES-OXLEY ACT SECTION 906

Pursuant to Section 1350 of Title 18 of the United States Code, I, Stephen J. Gurgovits, the Chairman of the Board and Chief Executive Officer of F.N.B. Corporation (the “Company”), hereby certify that, to the best of my knowledge:

1.	The Company’s Form 10-K Annual Report for the period ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 20, 2008	/s/Stephen J. Gurgovits

Stephen J. Gurgovits Chairman of the Board and Chief Executive Officer